SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                   ___________________________________________


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                 August 12, 1997

                    ________________________________________


                             THERMOLASE CORPORATION
             (Exact name of Registrant as specified in its charter)


   Delaware                        1-13104                          06-1360302
   (State or other               (Commission                  (I.R.S. Employer
   jurisdiction of               File Number)           Identification Number)
   incorporation or
   organization)


   10455 Pacific Court Center
   San Diego, California                                            92121-4339
   (Address of principal executive offices)                         (Zip Code)


                                 (617) 622-1000
                         (Registrant's telephone number
                              including area code)
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   Item 7.  Financial Statements, Pro Forma Combined Condensed Financial
            ------------------------------------------------------------
            Information and Exhibits
            ------------------------

            (a) Financial Statements of Business Acquired: not applicable.

            (b) Pro Forma Combined Condensed Financial Information: not
                applicable.

            (c) Exhibits

                   99.1  Press Release of the Company, dated July 10, 1997
                          (incorporated by reference from Exhibit 99.1 to the Company's Current Report on Form 8-K dated August 5,
                         1997.)


   Item 9.  Sales of Equity Securities Pursuant to Regulation S.
            ---------------------------------------------------

        On August 5, 1997, ThermoLase Corporation (the "Company") issued a press release to announce that it has entered into an agreement to sell at par $115 million principal amount of its 4-3/8% subordinated debentures due 2004 (the "Debentures"). (Such press release was attached as Exhibit 99.1 to the Company's Current Report on Form 8-K dated August 5, 1997.)

        Of that amount, Debentures having an aggregate principal amount of $20,415,000 were sold on August 12, 1997 without registration under the Securities Act of 1933 (the "Securities Act") in reliance on the exemption from registration provided by Regulation S under the Securities Act (the "Reg. S Debentures"). The Reg. S Debentures were offered, sold and delivered only to non-United States persons outside of the United States, its territories and possessions. (The balance of the Debentures ($94,585,000 principal amount) were sold in the United States and/or to United States persons in reliance on the exemptions from registration provided by Rule 144A and Regulation D under the Securities Act.)

        The managers of the Debenture offering were Lehman Brothers International (Europe), Salomon Brothers Inc., Oppenheimer & Co., Inc. and HSBC Securities, Inc. The total underwriting discounts and commissions applicable to the Reg. S Debentures equaled $403,800, or 2.0% of the principal amount thereof.

        The Debentures will be convertible into shares of the Company's common stock at a price of $17.385 per share on or after the later of (i) the expiration of the 40-day period that began on August 12, 1997 and (ii) the effective date of a registration statement to be filed by the Company registering the resale of such shares of Common Stock under the Securities Act.
PAGE
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                               SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 12th day of August, 1997.



                                             THERMOLASE CORPORATION


                                             By: /s/ Melissa F. Riordan
                                                 ------------------------
                                                 Melissa F. Riordan
                                                 Treasurer






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